SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                October 15, 2001
                                                                ----------------



                              U.S. AGGREGATES, INC.

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             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                     001-15217                 57-0990958
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 (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)



   147 WEST ELECTION ROAD, SUITE 110, DRAPER, UT                     84020
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     (Address of Principal Executive Offices)                      (Zip Code)



                                 (801) 984-2600
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

Termination of Agreement to Sell Southeastern Operations to Florida Rock Industries, Inc.
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By press release dated October 15, 2001, U.S.  Aggregates,  Inc. (the "Company")
announced that the Asset Purchase Agreement (the "Agreement") between the Company and Florida Rock Industries, Inc. for the sale of the Company's Southeastern operations had been terminated by mutual consent of both parties pursuant to a Termination and Release Agreement. A copy of the Termination and Release Agreement is attached hereto as Exhibit 10.1.


Agreement in Principle to Amend Existing Credit Facility
--------------------------------------------------------

In its press release dated October 15, 2001, the Company also announced that it had reached an agreement in principle subject to documentation with its senior secured lenders for an extension of its existing credit facility to November 16, 2001.

A copy of the press release is attached hereto as Exhibit 99.1


(c) Exhibits

     Exhibit No.                     Description

       10.1            Termination and Release Agreement dated October 12, 2001.

       99.1            Text of Press Release dated October 15, 2001.



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                       U.S. AGGREGATES, INC.


Date:  October 15, 2001                By: /s/  Stanford Springel
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                                           Stanford Springel
                                           Chief Executive Officer